Exhibit 10.4

PRE-FUNDING AND POST-CLOSING AGREEMENT

PRE-FUNDING AND POST-CLOSING AGREEMENT (“Agreement”), dated as of November 14, 2016, with respect to the Loan and Security Agreement, of even date herewith (“Loan Agreement”) and the other documents and instruments relating thereto (collectively, the “Loan Documents”), between GEMCAP LENDING I, LLC, a Delaware limited liability company (together with its successors and assigns, “Lender”) and SYSOREX GLOBAL, a Nevada corporation (“SG”), SYSOREX USA, a California corporation (“SUSA”), and SYSOREX GOVERNMENT SERVICES, INC., a Virginia corporation (“SGS” and together with SUSA and SG, jointly and severally the “Borrower”). Capitalized terms used but not defined herein have the meanings given to them in the Loan Agreement.

RECITALS

WHEREAS, the Borrower and Lender have executed and delivered the Loan Agreement and the Borrower has executed (or cause to be executed if Borrower is not an executing party) and delivered the Loan Agreement Schedule and the Note; and

WHEREAS, prior to the funding of the Loans in accordance with the Loan Agreement, Borrower must execute and deliver to Lender, the Pre-Funding Documents (defined herein); and

WHEREAS, to facilitate the closing of the transactions contemplated by the Loan Documents after the execution and delivery to Lender of the Pre-Funding Documents, Lender has entered into the Loan Documents in reliance on Borrower’s undertakings to satisfy the conditions set forth herein; and

WHEREAS, Borrower has agreed to satisfy the conditions set forth herein within the time periods set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.           Pre-Funding Requirements. In order for the Lender to fund the Loans in accordance with the Loan Agreement, Borrower must execute (or cause to be executed if Borrower is not an executing party) and deliver to Lender, all in form and substance acceptable to Lender, the following documents (collectively, the “Pre-Funding Documents”) with all such documents to be received by Lender on or before November 28, 2016 (the “Pre-Funding Documents Delivery Date”):

a.	Patent and Trademark Security Agreement;
b.	Domain Name, URL and IP Address Assignment;
c.	Borrower’s Disclosure Schedule;
d.	Intercreditor Agreement;
e.	Certificate of officer for each Borrower;
f.	Opinion letter from counsel to Borrower (Mitchell Silberberg & Knupp LLP);
g.	Payoff letter from Western Alliance Bank;
h.	Payoff letters from secured creditors of Integrio Technologies, LLC and Emtec Federal, LLC (collectively, the “Integrio Entities”) with respect to the accounts receivable and other assets being purchased by Borrower (the “Integrio Assets”) from the Intergrio Entities (the “Integrio Asset Purchase”);
i.	Documents evidencing the purchase of the Integrio Assets by Borrower from the Integrio Entities;

j.	Either a (i) full release and termination of all liens held by Synnex Corporation (“Synnex”) against the assets of Borrower with respect to the assets, or (b) subordination agreement executed by Synnex, Borrower and Lender;
k.	Insurance certificates and ACH agreements; and
l.	Loan disbursement letter.

Notwithstanding anything to the contrary contained in this Agreement, if the Pre-Funding Documents are not received by Lender prior to the expiration of the Pre-Funding Documents Delivery Date, the Loan Agreement and other Loan Documents shall automatically terminate, provided that Borrower shall be responsible to pay all of Lender’s out of pocket costs and expenses, including attorneys’ fees.

2.           Post Funding Deliveries. On or before December 12, 2016, Borrower must execute (or cause to be executed if Borrower is not an executing party) and deliver to Lender, all in form and substance acceptable to Lender, the following documents (the “Post-Funding Documents”), with all such documents to be received by Lender on or before December 12, 2016 (the “Post Funding Documents Delivery Date”):

a.	Landlord Waiver and Access Agreements (with respect to the Borrower’s Premises); and
b.	Deposit account control agreement; and
c.	Such other documents as reasonably requested by Lender.

3.           Event of Default; No Other Waiver; Counterparts. Borrower’s failure to timely deliver the Post- Funding Documents to Lender prior to the expiration of the Post-Funding Delivery Date shall constitute an Event of Default under the Loan Agreement. Except as expressly set forth herein, nothing contained herein shall act as a waiver or excuse of performance of any Obligations. This Agreement may be executed in counterparts, including facsimile or electronic signature, each of which when so executed, shall be deemed an original, but all of which shall constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Post-Closing Agreement has been duly executed as of the day and year first above written.

BORROWER:

SYSOREX GLOBAL

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	CEO

SYSOREX USA

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	CEO

SYSOREX GOVERNMENT SERVICES, INC.

By:	/s/ Wendy Loundermon
Name:	Wendy Loundermon
Title:	President

LENDER:

GEMCAP LENDING I, LLC

By:	/s/ David Ellis
David Ellis, Co-President

[SIGNATURE PAGE –PRE-FUNDING AND POST-CLOSING AGREEMENT]